SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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FRANKLIN TEMPLETON ETF TRUST

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FRANKLIN SYSTEMATIC STYLE PREMIA ETF

A SERIES OF FRANKLIN TEMPLETON ETF TRUST

One Franklin Parkway

San Mateo, California 94403-1906

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet relating to the Franklin Systematic Style Premia ETF (the “Fund”), a series of Franklin Templeton ETF Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement, available online at: https://franklintempletonprod.widen.net/s/vm9smcfhqr/flsp_stmt_0824.

The Information Statement describes a recent change involving the investment management of the Fund. Franklin Advisers, Inc. (“FAV”) currently serves as the investment manager to the Fund. The Board of Trustees (the “Board”) has authorized the Fund to operate in a “manager of managers” structure whereby FAV is permitted to appoint and replace both affiliated and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors without obtaining prior shareholder approval, but subject to the approval of the Board. The use of the manager of managers structure is subject to certain conditions set forth in exemptive relief issued by the U.S. Securities and Exchange Commission (“SEC”) and no-action letter guidance issued by the SEC staff as applicable. Under the manager of managers structure, FAV, the Fund’s investment manager, has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement. On May 29, 2024, the Board, on behalf of the Fund, approved a new sub-advisory agreement between FAV and K2/D&S Management Co., L.L.C. (doing business as K2 Advisors) (“K2 Advisors”), effective June 3, 2024, pursuant to which K2 Advisors supports FAV in providing investment advice to the Fund. FAV is a wholly owned subsidiary of Franklin Resources, Inc. (“FRI”). K2 Advisors is an indirect, wholly owned subsidiary of FRI.

A more detailed description of K2 Advisors and its investment operations, information about the new sub-advisory agreement with K2 Advisors, and the reasons the Board approved the appointment of K2 Advisors as sub-advisor to the Fund, is included in the Information Statement.

This Notice of Internet Availability of Information Statement is being mailed beginning on or about August 27, 2024, to shareholders of record of the Fund as of August 8, 2024. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the Notice of Internet Availability of Information Statement and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer. The Information Statement will be available online until at least November 26, 2024. A paper or e-mail copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN /(800) 342-5236. If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

FLSP SHLTR 08/24

FRANKLIN SYSTEMATIC STYLE PREMIA ETF

A SERIES OF FRANKLIN TEMPLETON ETF TRUST

One Franklin Parkway

San Mateo, California 94403-1906

INFORMATION STATEMENT

This Information Statement describes a recent change involving the investment management of the Franklin Systematic Style Premia ETF (the “Fund”), a series of Franklin Templeton ETF Trust (the “Trust”). At a meeting held on May 29, 2024, (the “Meeting”), the Trust’s Board of Trustees (the “Board” or the “Trustees”), on behalf of the Fund, approved a new sub-advisory agreement between Franklin Advisers, Inc. (“FAV”), the Fund’s investment manager, and K2/D&S Management Co., L.L.C. (doing business as K2 Advisors) (“K2 Advisors”) effective June 3, 2024, pursuant to which K2 Advisors supports FAV in providing investment advice to the Fund. FAV has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement. Pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”), FAV is permitted to appoint and replace both affiliated and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements without obtaining prior shareholder approval, but subject to the approval of the Board (the “Manager of Managers Structure”).

This Information Statement is being made available via the internet beginning on or about August 27, 2024 to all shareholders of record of the Fund as of August 8, 2024 (the “Record Date”). The Information Statement will be available online at https://franklintempletonprod.widen.net/s/vm9smcfhqr/flsp_stmt_0824 until at least November 26, 2024. A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN/(800) 342-5236.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Why am I receiving this Information Statement?

This Information Statement is being furnished to you by the Board to inform shareholders of a recent change in the investment management of the Fund. The Board, upon the recommendation of FAV, has approved a new sub-advisory agreement between FAV and K2 Advisors (the “New Sub-Advisory Agreement”). FAV and K2 Advisors are both wholly owned subsidiaries of Franklin Resources, Inc. (“FRI”). This Information Statement provides details regarding K2 Advisors, the New Sub-Advisory Agreement and the reasons the Board approved the appointment of K2 Advisors as a new sub-advisor to the Fund.

What is the Manager of Managers Structure?

The Board has authorized the Fund to operate in a Manager of Managers Structure. Under the Manager of Managers Structure, FAV has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement. FAV also, subject to the review and oversight of the Board, sets the Fund’s overall investment strategy; evaluates, selects and recommends sub-advisor(s) to manage all or a portion of the Fund’s assets; and implements procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review and oversight by the Board, FAV will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors, and will monitor and evaluate each sub-advisor’s performance.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in SEC exemptive relief and no-action letter guidance issued by the SEC staff as applicable. One condition is that the Fund, by providing this Information Statement, must inform shareholders of the hiring of any new sub-advisor within ninety (90) days after the hiring.

APPOINTMENT OF FT INSTITUTIONAL AS THE SUB-ADVISOR TO THE FUND

Why was K2 Advisors appointed as the New Sub-Advisor?

FAV recommended, and the Board approved, the appointment of K2 Advisors as the sub-advisor to the Fund to enable Robert Christian, an employee of K2 Advisors, to serve as an additional portfolio manager of the Fund. FAV recommended to add Mr. Christian to the portfolio management team because management believes Mr. Christian’s experience managing multi-sleeve liquid alternatives strategies adds complementary expertise to the team.

Has the addition of K2 Advisors increased the Fund’s fees and expenses?

No. The addition of K2 Advisors as the sub-advisor to the Fund has had no impact on the investment management fees charged to the Fund or the fees paid by Fund’s shareholders, because the fees paid by FAV to K2 Advisors are deducted from the fees paid by the Fund to FAV. The addition of K2 Advisors as the sub-advisor to the Fund has not materially changed the manner in which the Fund seeks to achieve its investment goal or the level of services that are provided to the Fund.

INFORMATION ABOUT K2 ADVISORS

K2 Advisors is an SEC registered investment adviser located at 300 Atlantic Street, 12th Fl., Stamford, CT 06901-3535. Together, K2 Advisors and its affiliates manage, as of July 31, 2024, approximately 1.66 trillion in assets. K2 Advisors has been in the investment management business since 1994. K2 Advisors is a limited liability company and is an indirect, wholly owned subsidiary of FRI. FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403- 1906. The principal stockholders of FRI are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 19% and 20%, respectively, of its outstanding shares as of July 31, 2024. The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by three private charitable foundations for which he is a trustee, of which he disclaims beneficial ownership. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, of which he disclaims beneficial ownership.

The names and principal occupations of the principal executive officers of K2 Advisors, as of the Record Date, are set forth below. The business address of each person is 300 Atlantic Street, 12th Fl., Stamford, CT 06901-3535.

Name	Title
Andrew A. Kandiew	Senior Managing Director and Chief Operating Officer
Adam J. Petryk	Executive Vice President, Head of Franklin Templeton Investment Solutions
Robin M. Ostlund	Chief Compliance Officer - K2, AML Compliance Officer, Deputy Money Laundering Reporting Officer
Paul Collins	Senior Vice President, Head of Trading & Strategic Investment Services, Franklin Templeton Investment Solutions
Omari Vessup	Manager, Fund Operations and Reporting
Vicki Arthurs	Supervisor – Fund Operations and Reporting
Angela Vlogiannitis	Lead Analyst, Fund Operations and Reporting
Onnie Pang	Money Laundering Reporting Officer
Bjorn A. Davis	Chief Compliance Officer- US Advisory Services
Michael A. Firgeleski	Associate General Counsel and Secretary
David M. Green	Assistant Treasurer and Director of Fund Administration and Reporting

Exhibit A lists other U.S. registered investment companies that K2 Advisors manages or subadvises with investment objectives and strategies similar to the Fund. Exhibit A also sets forth information about these U.S. registered investment companies, the investment management or subadvisory fees received by K2 Advisors, the net assets of each investment company, and whether K2 Advisors has waived, reduced, or otherwise agreed to reduce its compensation under its applicable investment advisory or subadvisory contract.

MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENT

Below is a summary of the material terms of the New Sub-Advisory Agreement. This summary is qualified in its entirety by reference to the New Sub-Advisory Agreement, a copy of which is attached as Exhibit B. The terms of the New Sub-Advisory Agreement are substantially identical to the terms and conditions of sub-advisory agreements previously approved by the Board for other series of the Trust with a sub-adviser providing discretionary investment advisory services.

Services. Subject to the overall policies, direction and review of the Board and to the instructions and supervision of FAV, K2 Advisors provides certain investment advisory services with respect to securities, investments and cash equivalents in the Fund. FAV will continue to have full responsibility for all investment advisory services provided to the Fund, including determining the manner in which any voting rights, right to consent to corporate action and any other rights pertaining to the investment securities within the Fund shall be exercised. Both FAV and K2 Advisors may place all purchase and sale orders on behalf of the Fund.

Management Fees. FAV compensates K2 Advisors for providing investment advisory, research and related services to the Fund. FAV pays K2 Advisors for its services from the investment management fees it receives from the Fund.

Payment of Expenses. During the term of the New Sub-Advisory Agreement, K2 Advisors will pay all expenses incurred by it in connection with the services provided by K2 Advisors under the New Sub-Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. FAV and the Fund will be responsible for all of their respective expenses and liabilities.

Brokerage. In performing the services described above, K2 Advisors shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, K2 Advisors may, to the extent authorized by law and in accordance with the terms of the Fund’s investment management agreement, prospectus and statement of additional information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or K2 Advisors’ overall responsibilities with respect to accounts managed by K2 Advisors. K2 Advisors may use for the benefit of its other clients any such brokerage and research services that K2 Advisors obtains from brokers or dealers. To the extent authorized by applicable law, K2 Advisors shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

Continuance. The New Sub-Advisory Agreement will remain in effect for two years after its effective date of June 3, 2024, unless earlier terminated. As provided therein, the New Sub-Advisory Agreement is thereafter renewable annually (i) by a vote of the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), provided that in either event the continuance is also approved by a vote of the majority of the Board who are not parties to the New Sub-Advisory Agreement or “interested persons,” as defined in the 1940 Act, of any party to the New Sub-Advisory Agreement or the Fund (“Independent Trustees”), in accordance with the 1940 Act and any rules, interpretations or orders thereunder.

Termination. The New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by the Board upon written notice to FAV and K2 Advisors or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by FAV or K2 Advisors upon at least sixty (60) days’ written notice to the other party. The New Sub-Advisory Agreement shall terminate automatically in the event of any assignment thereof and in the event of any termination or assignment of the investment management agreement between FAV and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

Standard of Care. Under the New Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Sub-Advisory Agreement on the part of K2 Advisors, neither K2 Advisors nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV, the Trust or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Notwithstanding the foregoing, to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by K2 Advisors pursuant to authority delegated to it by FAV, K2 Advisors shall indemnify FAV and each of its affiliates, officers, directors and employees (each, a “Franklin Indemnified Party”) from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

What factors did the Board consider when approving the New Sub-Advisory Agreement?

At an in-person meeting held on May 29, 2024 (Meeting), the Board of Trustees (Board) of Franklin Templeton ETF Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved a new investment sub-advisory agreement between Franklin Advisers, Inc. (Manager), the Fund’s investment manager, and K2/D&S Management Co., L.L.C. dba K2 Advisors (Sub-Adviser), an affiliate of the Manager, on behalf of the Fund (Sub-Advisory Agreement), for an initial two-year period.  The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the Sub-Advisory Agreement.

The Board reviewed and considered information provided by the Manager at the Meeting with respect to the Sub-Advisory Agreement.  The Board also reviewed and considered the factors it deemed relevant in approving the Sub-Advisory Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by the Sub-Adviser; and (ii) the costs of the services to be provided by the Sub-Adviser.  The Board further reviewed and considered information provided by management showing the expected impact of hiring the Sub-Adviser on the Manager’s profitability consistent with the Order (as defined below).  The Board also considered that management proposed that the Board approve the Sub-Advisory Agreement in order to retain an additional portfolio manager for the Fund, effective June 3, 2024.  The Board reviewed and further considered the form of Sub-Advisory Agreement and the terms of the Sub-Advisory Agreement, which were discussed at the Meeting, noting that the terms and conditions of the Sub-Advisory Agreement were substantially identical to the terms and conditions of sub-advisory agreements for other Franklin Templeton (FT) registered funds.

In approving the Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined, through the exercise of its business judgment, that the hiring of the Sub-Adviser is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Manager or Sub-Adviser derives an inappropriate advantage.  The Board also determined that the terms of the Sub-Advisory Agreement are fair and reasonable.  While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by the Sub-Adviser and currently being provided by the Manager and its affiliates to the Fund and its shareholders.  In doing so, the Board noted that the Fund employs a “manager of managers” structure pursuant to an exemptive order (Order) granted to the Manager by the U.S. Securities and Exchange Commission, whereby the Manager and the Fund may, without shareholder approval, enter into sub-advisory agreements with sub-advisers that are indirect or direct wholly owned subsidiaries of Franklin Resources, Inc. (FRI).  In particular, with respect to the Sub-Adviser, the Board took into account that the new portfolio manager proposed to serve as a portfolio manager for the Fund is an employee of the Sub-Adviser.  The Board reviewed and considered information regarding the nature, quality and extent of investment sub-advisory services to be provided by the Sub-Adviser to the Fund and its shareholders under the Sub-Advisory Agreement; the Sub-Adviser’s experience as a manager of other funds and accounts, including those within the FT organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Adviser and the Sub-Adviser’s capabilities, as demonstrated by, among other things, its policies and procedures reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered the investment management services that the Sub-Adviser will provide to the Cayman Islands-based company wholly owned by the Fund (Cayman Subsidiary.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds.  The Board noted the financial position of FRI, the parent of the Manager and the Sub-Adviser, and its commitment to the registered fund business as evidenced by its continued introduction of new funds, reassessment of fund offerings in response to FT acquisitions and the market environment, as well as project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to technological innovation and advancement, including its initiative to create a new enterprise-wide artificial intelligence platform.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Sub-Adviser to the Fund and its shareholders.

Fund Performance

The Board noted its review and consideration of and conclusions made regarding the performance results of the Fund in connection with the May 2024 annual contract renewal (Annual Contract Renewal) of the Fund’s investment management agreement and at regular Board meetings throughout the year.  The Board further noted that there was no performance of the Sub-Adviser to evaluate with respect to the Fund as the Sub-Adviser had not yet provided any services to the Fund.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment sub-advisory fee to be charged by the Sub-Adviser.  The Board noted that the addition of the Sub-Adviser will have no impact on the amount of management fees that are currently paid by the Fund as the Sub-Adviser will be paid by the Manager out of the management fee that the Manager receives from the Fund.  The Board further noted that the allocation of the fee between the Manager and the Sub-Adviser reflected the services to be provided by the Sub-Adviser. The Board also considered the agreement by the Manager to reimburse the Fund for all acquired fund fees and expenses, inclusive of all fees and expenses incurred by the Fund in connection with its investment in the Cayman Subsidiary, under the Fund’s unitary management fee arrangement with the Manager. The Board concluded that the proposed investment sub-advisory fee to be paid to the Sub-Adviser is reasonable.

Management Profitability and Economies of Scale

The Board noted management’s belief that the Manager’s profitability is not expected to materially change as a result of the addition of the Sub-Adviser.  The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the investment management agreement with the Manager had not changed as a result of the proposal to approve the Sub-Advisory Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the Sub-Advisory Agreement for an initial two-year period.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Investment Manager

FAV currently serves as the Fund’s investment manager pursuant to an investment management agreement dated October 1, 2021, between the Trust, on behalf of the Fund, and FAV (the “Management Agreement”). The Management Agreement was initially approved by the Board, including the Independent Trustees, on September 8, 2021 and most recently renewed on May 29, 2024. FAV’s principal offices are located at One Franklin Parkway, San Mateo, California 94403-1906. FAV is a wholly owned subsidiary of FRI. Further information about FRI and its principal shareholders can be found above under “INFORMATION ABOUT K2 ADVISORS.”

The Trustees who are interested persons of FAV or its affiliates and certain officers of the Trust who are shareholders of FRI are not compensated by the Trust or the Fund for their services, but may receive indirect remuneration due to their participation in management, advisory and other fees received by FAV and its affiliates from the Fund.

The Trust employs FAV to manage the investment and reinvestment of the Fund’s assets, to administer its affairs and to provide or procure, as applicable, administrative and other services, subject to the oversight of the Board. Under the Management Agreement, FAV has the authority to make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities. FAV also may place orders for the execution of the Fund’s securities transactions. In addition, FAV has the authority and discretion to delegate its investment management responsibilities through the appointment of one or more sub-advisors. In allocating the Fund’s assets, FAV has discretion to not allocate any assets to one or more sub-advisors at any time.

The Fund pays FAV a unified management fee for managing the Fund’s assets. Pursuant to the investment management agreement approved by the board of trustees, the Fund pays Advisers a unified management fee for managing the Fund’s assets. Advisers reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and all expenses related to the Fund's investments in the Subsidiary, and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. The fee is equal to the following annual rate of the average daily net assets of the Fund: 0.65%.

For the fiscal year ended March 31, 2024, the Fund paid Advisers an effective management fee of 0.65% of the Fund’s average daily net assets for management services. For the fiscal year ended March 31, 2024, the investment management fees paid by the Fund totaled $784,851 (after acquired fund fees/expenses reimbursed). Investment management fees before waivers totaled $812,576.

FAV, not the Fund, compensates K2 Advisors for sub-advisory services rendered to the Fund out of the unified management fee paid by the Fund.

The Administrator

The administrator for the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of FRI and is an affiliate of FAV and the Fund’s principal underwriter. FAV pays FT Services a monthly fee equal to 105% of the internal costs incurred by FT Services for providing administrative services to the Fund. FAV also reimburses FT Services for fees paid by FT Services to any third-party service provider for sub-administration and other services contemplated by the agreement between FAV and FT Services. The fee is paid by FAV and is not an additional expense of the Fund. State Street Bank and Trust Company, 1 Heritage Drive, Mail Stop OHD0100, North Quincy, MA 02171, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

The Principal Underwriter

The principal underwriter for the Fund is Franklin Distributors, LLC, One Franklin Parkway, San Mateo, California 944031906. The Board has adopted a plan pursuant to Rule 12b-1 for the Fund that allows the Fund to pay distribution fees of up to 0.25% per year, to those who sell and distribute Fund shares and provide other services to shareholders. However, the Board has determined not to authorize payment of a Rule 12b-1 plan fee at this time and no Rule 12b-1 plan fee is currently charged to the Fund.

The Transfer Agent

The transfer agent and dividend-paying agent for the Fund is State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, MA 02114-2016.

Other Matters

The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi- annual report to shareholders, are available free of charge. To obtain a copy, please call (800) DIAL BEN/(800) 342-5236 or send a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders

The outstanding shares of the Fund as of August 8, 2024, are 8,500,000.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of the Depository Trust Company (DTC) participants, as of August 8, 2024, the name, address and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund are listed on Exhibit C.

In addition, to the knowledge of the Trust’s management, as of August 8, 2024, no Trustee of the Trust owned 1% or more of the outstanding shares of the Fund. The Trustees and officers, as a group, of the Trust owned less than 1% of the outstanding shares of the Fund as of August 8, 2024.

Contacting the Board

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

EXHIBIT A

Comparable Funds Advised or Sub-Advised by K2 Advisors

None

EXHIBIT B

SUB-ADVISORY AGREEMENT

FRANKLIN Templeton ETF Trust

On behalf of

Franklin Systematic Style premia etf

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), effective as of June 3, 2024, is made between FRANKLIN ADVISERS, INC., a California corporation (“FAV”), and K2/D&S MANAGEMENT CO., L.L.C., a Delaware limited liability company (“K2 Advisors”).

WITNESSETH

WHEREAS, FAV and K2 Advisors are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, FAV, pursuant to an investment management agreement (“Investment Management Agreement”), has been retained to render investment management services to Franklin Systematic Style Premia ETF (the “Fund”), a series of Franklin Templeton ETF Trust (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, FAV desires to retain K2 Advisors to render investment advisory, research and related services to the Fund, and K2 Advisors wishes to furnish said services, pursuant to the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.      FAV hereby retains K2 Advisors, and K2 Advisors hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

(a)              Subject to the overall policies, direction and review of the Trust’s Board of Trustees (the “Board” or “Trustees”) and to the instructions and supervision of FAV, K2 Advisors agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund.  FAV will continue to have full responsibility for all investment advisory services provided to the Fund, including determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the investment securities within the Fund shall be exercised.

(b)              Both FAV and K2 Advisors may place all purchase and sale orders on behalf of the Fund.

(c)              (Unless otherwise instructed by FAV or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Board, K2 Advisors shall report daily all transactions effected by K2 Advisors on behalf of the Fund to FAV and to other entities as reasonably directed by FAV or the Board.

(d)              For the term of this Agreement, K2 Advisors shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

(e) In performing its services under this Agreement, K2 Advisors shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, and in the Trust’s Agreement and Declaration of Trust, and to the investment guidelines most recently established by FAV and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the applicable provisions of the United States Internal Revenue Code of 1986, as amended.

(f) In carrying out its duties hereunder, K2 Advisors shall comply with all reasonable instructions of the Fund or FAV in connection therewith.

2. In performing the services described above, K2 Advisors shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, K2 Advisors may, to the extent authorized by law and in accordance with the terms of the Fund’s Investment Management Agreement, Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or K2 Advisors’ overall responsibilities with respect to accounts managed by K2 Advisors.  K2 Advisors may use for the benefit of its other clients any such brokerage and research services that K2 Advisors obtains from brokers or dealers. To the extent authorized by applicable law, K2 Advisors shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.      (a)                FAV shall pay to K2 Advisors a monthly fee in U.S. dollars equal to 20% of the net investment advisory fee payable by the Fund to FAV (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by K2 Advisors during the preceding month.

                              For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to FAV shall equal (i) 96% of an amount equal to the total investment management fees payable to FAV, minus any Fund fees and/or expenses paid, waived or reimbursed by FAV, including as part of the Fund’s unitary management fee structure pursuant to the investment management agreement between FAV and the Trust, on behalf of the Fund, minus (ii) any fees payable by FAV to Franklin Templeton Services, LLC for fund administrative services.

                              The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by FAV relating to the previous month.

(b) If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.  It is understood that the services provided by K2 Advisors are not to be deemed exclusive. FAV acknowledges that K2 Advisors may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”).  FAV agrees that K2 Advisors may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, K2 Advisors may use information furnished by others to FAV and K2 Advisors in providing services to such Clients.

5.  K2 Advisors agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6. During the term of this Agreement, K2 Advisors will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and FAV will be responsible for all of their respective expenses and liabilities.

7. K2 Advisors shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Fund in any way, or in any way be deemed an agent for FAV or the Fund.

8. K2 Advisors will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where K2 Advisors may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9. This Agreement shall become effective as of the date first written above and shall continue in effect for two years.  If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, in accordance with the 1940 Act and any rules, interpretations or orders thereunder, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trustees as a whole.

10. (a)    Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to FAV and K2 Advisors, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by FAV or K2 Advisors upon not less than sixty (60) days’ written notice to the other party.

(b) This Agreement shall terminate automatically in the event of any assignment thereof and in the event of any termination or assignment of the Investment Management Agreement between FAV and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

11. (a)    In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of K2 Advisors, neither K2 Advisors nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV, the Trust or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b) Notwithstanding paragraph 11(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by K2 Advisors pursuant to authority delegated as described in Paragraph 1(a), K2 Advisors shall indemnify and hold harmless FAV and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c) No provision of this Agreement shall be construed to protect any director or officer of FAV or K2 Advisors from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

12. In compliance with the requirements of Rule 31a-3 under the 1940 Act, K2 Advisors hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. K2 Advisors further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13. Upon termination of K2 Advisors’ engagement under this Agreement or at the Fund’s direction, K2 Advisors shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and books of accounts which are in the possession or control of K2 Advisors and relate directly and exclusively to the performance by K2 Advisors of its obligations under this Agreement; provided, however, that K2 Advisors shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case K2 Advisors shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or K2 Advisors’ engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15. Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service and shall be effective upon receipt. Notices and communications shall be given:

(i) to FAV:
One Franklin Parkway

San Mateo, CA 94403-1906

(ii) to K2 Advisors:
300 Atlantic Street, 12th Floor

Stamford, CT 06901

16. This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

17. K2 Advisors acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Agreement and Declaration of Trust.  K2 Advisors agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and that K2 Advisors shall not seek satisfaction of any such obligation from any shareholders of the Trust; from any trustee, officer, employee or agent of the Trust; or from any other series of the Trust.

18. Where the effect of a requirement of the 1940 Act reflected in any provision of the Agreement is revised by rule, interpretation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, interpretation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on May 30, 2024.

 FRANKLIN ADVISERS, INC.

By: /s/ Patrick O’Connor

Name:  Patrick O’Connor

Title:    Senior Vice President

K2/D&S Management Co., L.L.C.

By: /s/ Bjorn Davis

Name:  Bjorn Davis

Title:    Chief Compliance Officer – US Advisory Services

SUB-ADVISORY AGREEMENT

FLSP HOLDINGS CORPORATION

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), effective as of June 3, 2024, is made between FRANKLIN ADVISERS, INC., a California corporation (“FAV”), and K2/D&S MANAGEMENT CO., L.L.C., a Delaware limited liability company (“K2 Advisors”).

WITNESSETH

WHEREAS, FAV and K2 Advisors are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, Franklin Systematic Style Premia ETF (the “Fund”), a series of Franklin Templeton ETF Trust (the “Trust”), is an investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, FLSP Holdings Corporation, a Cayman Islands exempted company (the “Subsidiary”), is a wholly-owned subsidiary of the Fund, which was established in order to facilitate the implementation of the Fund’s investment strategy;

WHEREAS, the Subsidiary has retained FAV to render investment management services to the Subsidiary, pursuant to an investment management agreement (the “Management Agreement”) between the Subsidiary and FAV dated as of December 18, 2019;

WHEREAS, the Management Agreement provides that FAV may delegate any or all of its investment management services under the Management Agreement to one or more sub-advisers; and

WHEREAS, FAV desires to retain K2 Advisors to render investment advisory, research and related services to the Subsidiary, and K2 Advisors wishes to furnish said services, pursuant to the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.      FAV hereby retains K2 Advisors, and K2 Advisors hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Subsidiary, as more fully set forth herein.

(a)              Subject to the overall policies, direction and review of the Subsidiary’s Sole Director (the “Sole Director”) and to the instructions and supervision of FAV, K2 Advisors agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Subsidiary.  FAV will continue to have full responsibility for all investment advisory services provided to the Subsidiary, including determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the investment securities within the Subsidiary shall be exercised.

(b)              Both FAV and K2 Advisors may place all purchase and sale orders on behalf of the Subsidiary.

(c)              Unless otherwise instructed by FAV or the Sole Director, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FAV or by the Sole Director, K2 Advisors shall report daily all transactions effected by K2 Advisors on behalf of the Subsidiary to FAV and to other entities as reasonably directed by FAV or the Sole Director.

(d)              For the term of this Agreement, K2 Advisors shall provide FAV at least quarterly a report of its activities hereunder on behalf of the Subsidiary and its proposed strategy for the next quarter, all in such form and detail as requested by FAV.

(e)              In performing its services under this Agreement, K2 Advisors shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, the Subsidiary’s Memorandum and Articles of Association (the “Articles”), as may be amended or supplemented from time to time, any written instructions or policies which the Sole Director or FAV may deliver to K2 Advisors from time to time and the policies and procedures adopted by the Trust pursuant to Rule 38a-1 of the 1940 Act that are applicable to the Fund (together, the “Policies”) and to the investment guidelines most recently established by FAV and shall comply in all material respects with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder applicable to the Trust and the Fund and with the applicable provisions of the United States Internal Revenue Code of 1986, as amended.

(f)               In carrying out its duties hereunder, K2 Advisors shall comply with all reasonable instructions of the Sole Director or FAV in connection therewith.

2.      In performing the services described above, K2 Advisors shall use its best efforts to obtain for the Subsidiary the most favorable price and execution available. Subject to prior authorization of FAV, K2 Advisors may, to the extent authorized by law and in accordance with the terms of the Subsidiary’s Investment Management Agreement, cause the Subsidiary to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or K2 Advisors’ overall responsibilities with respect to accounts managed by K2 Advisors.  K2 Advisors may use for the benefit of its other clients any such brokerage and research services that K2 Advisors obtains from brokers or dealers. To the extent authorized by applicable law, K2 Advisors shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.      (a)   FAV shall pay to K2 Advisors a monthly fee in U.S. dollars equal to 20% of the net investment advisory fee payable by the Subsidiary to FAV (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by K2 Advisors during the preceding month.

                              For purposes of this Agreement, the Net Investment Advisory Fee payable by the Subsidiary to FAV shall equal (i) 96% of an amount equal to the total investment management fees payable to FAV, minus any fees and/or expenses of the Subsidiary paid, waived or reimbursed by FAV, including any expense assumption, waiver and/or reimbursement pursuant to the investment management agreement between the Subsidiary and FAV, minus (ii) any fees payable by FAV for fund administrative services provided to the Subsidiary.

                              The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by FAV relating to the previous month.

(b) If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4. It is understood that the services provided by K2 Advisors are not to be deemed exclusive. FAV acknowledges that K2 Advisors may have investment responsibilities, render investment advice to, or perform other investment advisory services to other clients, which may invest in the same type of securities as the Subsidiary (collectively, “Clients”).  FAV agrees that K2 Advisors may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Subsidiary. In providing services, K2 Advisors may use information furnished by others to FAV and K2 Advisors in providing services to such Clients.

5. K2 Advisors agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6. During the term of this Agreement, K2 Advisors will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Subsidiary. The Subsidiary and FAV will be responsible for all of their respective expenses and liabilities.

7. K2 Advisors shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FAV or the Subsidiary in any way, or in any way be deemed an agent for FAV or the Subsidiary.

8. K2 Advisors will treat confidentially and as proprietary information of the Subsidiary all records and other information relative to the Subsidiary and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Subsidiary, which approval shall not be unreasonably withheld and may not be withheld where K2 Advisors may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Subsidiary.

9. This Agreement shall become effective as of the date first written above and shall continue in effect until terminated in accordance with Section 10.

10. (a)    This Agreement may be terminated (i) at any time, without the payment of any penalty, by the Sole Director upon written notice to FAV and K2 Advisors or (ii) by FAV or K2 Advisors upon not less than sixty (60) days’ written notice to the other party.

(b) This Agreement shall not be assigned without the consent of the Sole Director on behalf of the Subsidiary, and will terminate in the event of any termination or assignment (as such term is defined in the 1940 Act) of the Investment Management Agreement between FAV and the Subsidiary.

11. (a)  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of K2 Advisors, neither K2 Advisors nor any of its directors, officers, employees or affiliates shall be subject to liability to FAV, the Trust, the Fund or the Subsidiary for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Subsidiary.

(b) Notwithstanding paragraph 11(a), to the extent that FAV is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Subsidiary, the Fund or the Trust (a “liability”) for any acts undertaken by K2 Advisors pursuant to authority delegated as described in Paragraph 1(a), K2 Advisors shall indemnify and hold harmless FAV and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

12. In compliance with the requirements of Rules 31a-1, 31a-2 and 31a-3 under the 1940 Act, K2 Advisors hereby agrees to maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder relating to the performance by K2 Advisors of its obligations under this Agreement and that all records which it maintains for the Subsidiary are the property of the Subsidiary and further agrees to surrender promptly to the Subsidiary, or to any third party at the Subsidiary’s direction, any of such records upon the Subsidiary’s request. K2 Advisors further agrees to preserve for the periods and in the place prescribed by the Rules under the 1940 Act the records required to be maintained thereunder.

Upon termination of K2 Advisors’ engagement under this Agreement or at the  Sole Director’s direction, K2 Advisors shall forthwith deliver to the Subsidiary, or to any third party at the Sole Director’s direction, all records, documents and books of accounts which are in the possession or control of K2 Advisors and relate directly and exclusively to the performance by K2 Advisors of its obligations under this Agreement; provided, however, that K2 Advisors shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case K2 Advisors shall provide the Subsidiary or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or K2 Advisors’ engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

14. Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service and shall be effective upon receipt. Notices and communications shall be given:

(i) to FAV:
One Franklin Parkway

San Mateo, CA 94403-1906

(ii) to K2 Advisors:
300 Atlantic Street, 12th Floor

Stamford, CT 06901

15. This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

16. Where the effect of a requirement of the 1940 Act applicable to the Fund or the Trust reflected in any provision of the Agreement is revised by rule, interpretation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, interpretation or order.

PURSUANT TO AN EXEMPTION FROM THE U.S. COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH COMMODITY TRADING ADVISORS WHOSE CLIENTS ARE LIMITED TO QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF INVESTING WITH THE ADVISOR OR THE ACCURACY OF THE INFORMATION HEREIN. THEREFORE, THE CFTC HAS NOT REVIEWED OR APPROVED THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on May 30, 2024.

FRANKLIN ADVISERS, INC.

By: /s/ Patrick O’Connor

Name:  Patrick O’Connor

Title:    Senior Vice President

K2/D&S Management Co., L.L.C.

By: /s/ Bjorn Davis

Name:  Bjorn Davis

Title:    Chief Compliance Officer – US Advisory Services

EXHIBIT C

Depository Trust Company participants that owned of record 5% or more of the outstanding shares of Franklin Systematic Style Premia ETF as of August 8, 2024

Name and Address of Account                                                                                                                                                                                                                  Percentage of Fund (%)

JP Morgan Chase & Co. 270 Park Avenue New York, NY 10017	48.66*
Bank of New York Mellon 111 Sanders Creek Parkway East Syracuse, New York, NY13057	16.46
Merrill Lynch 250 Vesey Street North Tower New York, NY 10080	11.97
Charles Schwab & Co 211 Main Street San Francisco, CA 94105-1905	9.62

*Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

FLSP STMT 08/24